INVENTORIES	12 Months Ended
Dec. 31, 2021
INVENTORIES.
INVENTORIES

5— INVENTORIES

	December 31,
	2021	2020
Components, spare parts	4,955	6,050
Work-in-progress	250	226
Finished goods – own manufactured products	1,166	1,283
Finished goods – distribution products	2,598	1,994
Total gross inventories	8,968	9,552
Less: allowance for slow-moving inventory and net realizable value	(1,470)	(1,563)
Total	7,499	7,989

The provision for slow moving inventory relates to components and spare parts. The allowance for slow moving inventory (excluding exchange rate impact), the increases in which are classified within cost of sales, amounted to a cost of €371 thousand for the year ended December 31, 2021, a cost of €651 thousand for the year ended December 31, 2020, and a cost of €168 thousand for the year ended December 31, 2019, respectively.